EXHIBIT 10.68

                          AMENDMENT NUMBER 2 TO
                 TRANSFER AND ADMINISTRATION AGREEMENT


          AMENDMENT NUMBER 2 TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of June 26, 1998 among IMC-AGRICO RECEIV-ABLES COMPANY L.L.C., a Delaware limited liability company as trans-feror (the "Transferor"), IMC-AGRICO COMPANY, a general partnership formed under the laws of the State of Delaware, individually and as Seller (in such capacity the "Seller") and as collection agent (in such capacity, the "Collection Agent"), and ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), amending that certain Transfer and Administration Agreement dated as of June 27, 1997 among the parties hereto, as amended to the date hereof (the "Transfer and Admin-istration Agreement").

          WHEREAS, the Transferor has requested that the Company extend the Termination Date and subject to the terms and conditions set forth herein, the Company has agreed to such extension.

          NOW, THEREFORE, the parties hereby agree as follows:

          SECTION 1. Defined Terms. As used in this Amendment, and except as otherwise provided in this Section 1, capitalized terms shall have the same meanings assigned thereto in the Transfer and Administra-tion Agreement.

          SECTION 2.  Amendments to Definitions.

          (a) Maximum Net Investment. The definition of "Maximum Net Investment" is hereby deleted and replaced with the following:

           "Maximum Net Investment" means (i) from and including June 26, 1998 through but not including June 30, 1998, $60,446,000, (ii)
from and including June 30, 1998 through but not including July 20, 1998, $46,131,000, (iii) from and including July 20, 1998 through but not including August 8, 1998, $14,524,000, and (iv) on and after August 8, 1998, $0."

          (b) Termination Date.  Clause (v) of the definition of
"Termination Date" is hereby replaced with the following: "August 4, 1998, unless extended."

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           SECTION 3.  Amendment to Section 7.1.  Clause (j) of Section
7.1 of the Transfer and administration Agreement is hereby amended to read as follows:

           "(j) The face amount of the outstanding Commercial Paper issued to fund the Net Investment shall exceed the Maximum Net
Investment; or"

          SECTION 4. Representations and Warranties. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Transfer and Administration Agreement, except to the extent that any such representation or warranty specifically refers to an earlier date. In addition, the Collection Agent hereby makes to the Company, on the date hereof, all the representations and warranties set forth in Section 3.2 of the Transfer and Administration Agreement, except to the extent that any such representation or warranty specifically refers to an earlier date.

          SECTION 5. Limited Scope. This amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Company, the Transferor, the Collection Agent, IMC Agrico Company, the Seller, the Administrative Agent or the Collateral Agent under the Transfer and Administration Agreement.

          SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provi-sion in any other jurisdiction.


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          SECTION 8. Ratification.  Except as expressly affected by the provisions hereof, the Transfer and Administration Agreement as amended shall remain in full force and effect in accordance with their terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Transfer and Administration
Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Transfer and Administration Agreement as amended by this Amendment.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment Number 2 as of the date first written above.


                                  ENTERPRISE FUNDING CORPORATION,
                                  as Company


                                  By:    /s/ Stewart Cutler
                                     ----------------------------
                                  Name: Stewart Cutler
                                  Title: Vice President


                                  IMC-AGRICO RECEIVABLES COMPANY L.L.C.
                                  as Transferor

                                  By: IMC AGRICO COMPANY,
                                      its operating manager


                                  By: IMC AGRICO MP, INC.,
                                      its managing partner


                                  By:     /s/ Bob Qualls
                                     ----------------------------
                                  Name: Bob Qualls
                                  Title: Vice President



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                                  IMC-AGRICO COMPANY,
                                  individually and as Collection Agent

                                  By: IMC-AGRICO MP, INC.,
                                      its managing partner


                                  By:    /s/ Bob Qualls
                                     ----------------------------
                                  Name: Bob Qualls
                                  Title: Vice President